Subsequent Events	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events

14. Subsequent Events

In January 2017, the Company completed a secondary offering in which the Company sold 741,667 shares of common stock and warrants to purchase 333,750 shares of common stock for $6.12 per unit (each unit consisting of 1/12th share of common stock and 0.04 common stock warrants). The Company received approximately $4.1 million in net proceeds from the offering after deducting underwriting expenses, commission and other offering expenses. The warrants became exercisable on the closing date and expire on the five-year anniversary of the closing date and have an initial exercise price per share equal to $6.60 per share, subject to appropriate adjustment in the event of recapitalization events, stock dividends, stock splits, stock combinations, reclassifications, reorganizations or similar events affecting the Company’s Common Stock.

In connection with the January 2017 secondary offering of shares of common stock and warrants, on February 24, 2017, the underwriter in the offering exercised its option to purchase additional warrants to purchase 30,000 shares of common stock.

On May 12, 2016, the Company entered into an engagement letter (“the “Engagement Letter”) with Ladenburg Thalmann to serve as underwriter in the Company’s July 2016 secondary offering of Class A Units and Class B Units. The Engagement Letter required the Company to pay to Ladenburg Thalmann an additional fee, if, during the term of the Engagement Letter or within six months after the date of termination or expiration of the Engagement Letter, the Company sells securities to investors contacted by Ladenburg Thalmann during the term of the Engagement Letter. In connection with the closing of the January 2017 secondary offering, the Company incurred an obligation under the Engagement Letter to pay to Ladenburg Thalmann, a cash fee in the amount of $314,160.

On July 28, 2017, the Company closed on a $2.5 million term loan (the Loan”) with North Stadium Investments, LLC, a company owned and controlled by the Company’s Chief Executive Officer, Chairman of the Board, and Principal Financial Officer. The Loan bears interest at the rate of 10% per annum, requires the Company to make monthly interest payments for a period of 12 months, starting September 5, 2017, with principal and any unpaid interest being due and payable 12 months from the effective date of July 28, 2017, and is secured by substantially all of the assets of the Company, junior to the already existing security interest in such assets held by Hercules Capital, Inc. In connection with the Loan the Company also issued to North Stadium Investments a warrant to acquire up to 55,000 common shares with a purchase price set at $5.04 per share and a 5 year term.